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                                                                       EXHIBIT 9

                         CONSENT OF JAMES A. MOYERS, CPA



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                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the use in the Registration Statement on Form 10-SB of our report dated December 19, 1999, relating to the financial statements of TBX Resources, Inc., which appear in such Registration Statement.


         Dallas, Texas
         January 8, 2001



                                        /s/ JAMES A. MOYERS
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                                        JAMES A. MOYERS, CPA